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                                                                    EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-7058) of Logitech International S.A. of our report dated May 1, 1998 appearing on page F-2 of this Annual Report on Form 20-F.

PRICE WATERHOUSE SA

Lausanne, Switzerland
June 24, 1998